Exhibit 99.1

 A Fully-integrated Biopharmaceutical Company Focused on Fibrosis, Inflammatory Diseases and Cancer  May 2026

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the current plans, expectations and strategies of GYRE Therapeutics, Inc. (“Gyre”) and its subsidiaries, including Cullgen Inc. (“Cullgen”), which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including Gyre’s ability to leverage China operations for discovery, validation and development of therapeutics, clinical development plans of CG923308 and the potential therapeutic benefit of CG923308. Gyre or Cullgen’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre or Cullgen’s products and markets, the safety, efficacy and clinical benefits of Gyre or Cullgen’s product candidates, the anticipated timing and design of any planned and ongoing preclinical studies and clinical trials, Gyre or Cullgen’s research and development efforts, plans and objectives of management for future operations and future results of anticipated product development efforts, potential addressable market size and Gyre or Cullgen’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “anticipate”, “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “target”, “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” “forthcoming,” or the negative of these terms, and similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements may include express or implied statements relating to: the estimated future financial performance and financial position of Gyre; the synergies that may be achieved between Gyre and Cullgen; the therapeutic potential and utility, efficacy and clinical benefits of the product candidates of the combined company, including for the treatment of fibrosis, pain and solid tumors; the risk/benefit profile of the product candidates of the combined company; expectations regarding Gyre or Cullgen’s research and development efforts, including timing of initiation of Phase 2 trials for the product candidates of the combined company; Gyre or Cullgen’s expectations regarding the advancement of product candidates into IND-enabling studies; and Gyre and Cullgen’s expectations, hopes, beliefs, intentions and strategies; and other statements that are not historical fact. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre or Cullgen’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, in addition to those risks and uncertainties, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, competition from other therapies or products and the impacts of current macroeconomic and geopolitical risks. A discussion of these and other factors, is set forth in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026 and elsewhere in such other filings and in Gyre’s periodic reports and subsequent disclosure documents filed with the SEC. Gyre and Cullgen cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect Gyre or Cullgen or its business in the way expected. Forward-looking statements are not historical facts and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre and Cullgen have no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.   Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Gyre or Cullgen’s own internal estimates and research. While Gyre and Cullgen believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of Gyre or Cullgen’s internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies which are the property of their respective owners. This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.  Forward-looking Statements

Gyre Therapeutics: At-A-Glance

Including Recently Announced Acquisition of Cullgen

Gyre Therapeutics, Inc. (Nasdaq: GYRE)
Pipeline ranges from discovery stage to marketed products with programs covering multiple therapeutic areas including fibrosis, inflammatory diseases and cancer;
~740 Employees WW ~170 R&D ~85 Manufacturing ~370 Sales & Marketing ~115 G&A
Combined entity intends to **leverage established and cost-efficient China operations** for accelerated discovery, early validation, and development of next generation therapeutics based on degraders and DACs





San Diego, CA
Corporate HQ - G&A, Clinical Development



Beijing, China
Manufacturing, Clinical Development and Commercialization



Shanghai, China
Drug Discovery, Clinical Development

Gyre THERAPEUTICS

3

 Key Value Drivers  Robust and balanced therapeutic pipeline including assets from discovery to marketed products, with established manufacturing and commercialization operations  1  Utilization of highly efficient and cost-effective drug discovery and innovation capabilities in China to advance risk-mitigated products to the United States   2  Strong foundation in protein degrader development provides distinct advantage for the development of DACs as next generation ADC therapeutics   3  Accomplished management team in the United States and China with extensive international business operations experience  4

Robust Portfolio: Fibrosis, Inflammatory Diseases, Cancer and China Innovation

IND Enabling	Phase 1	Phase 2	Phase 3	NDA Filed	Marketed
CG620953 TYK2/JAK1 Degrader for Inflammatory Diseases	**F351 (hydronidone)** MASH-Associated Liver Fibrosis + CHB		**ETUARY™ (pirfenidone)** Pneumoconiosis Line Extension	**F351 (hydronidone)** CHB-associated Liver Fibrosis	**ETUARY™ (pirfenidone)** Idiopathic Pulmonary Fibrosis (IPF)
CG923308 CDK2/Cyclin E Degrader for Solid Cancers			**ETUARY™ (pirfenidone)** Radiation Induced Lung Injury Line Extension		
F528 Chronic Obstructive Pulmonary Disease (COPD)					

Degrader

China Innovation & Validation Engine: Driving Strategic Value and Efficiency


New Molecule Discovery & Optimization
Inflammatory Diseases
Cancer
Pain
Others
Clinical Validation
Target Validation

Efficient & cost-effective operation accelerates new pipeline development and indication expansion

Gyre THERAPEUTICS

5

US Management Team



Ying Luo, Ph.D.
Chief Executive Officer



Thomas Eastling
Chief Financial Officer



Weiguo Ye
Chief Operating Officer



Yue Xiong, Ph.D.
Chief Scientific Officer



Jialiang Wang, Ph.D.
Executive Vice President, General Manager



Joshua Bergmann, J.D.
General Counsel and Corporate Secretary



Ruoyu Chen
Chief Information Officer



Seth Goldblum, MBA
Senior Vice President - Corporate Development



Jing Liu, Ph.D.
Senior Vice President - Platform Chemistry



Mark Marino, M.D.
Senior Vice President-Clinical Development



Michael Plewe, Ph.D.
Senior Vice President - Medicinal Chemistry



Leslie Robinson, Ph.D., J.D.
Vice President - Intellectual Property and Licensing



Liang Zhao
VP Corporate Controller

Gyre THERAPEUTICS

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 7  Targeted CDK2-Cyclin E Protein Degradation for Cancer Therapy  Expanding the drug design paradigm

 Hijacking the Ubiquitin Proteasome System to Target Undruggable Disease-causing Proteins

 Cullgen Was Founded on Pioneering Research in the Ubiquitin Pathway and Targeted Protein Degradation Field  Cullgen Discovery  Cullgen co-founders’ discovery  TPD field Discovery  Promising phase I/II PROTAC clinical trial results reported  Discovery  of ROC1, ROC2   Discovery of CRL3 assembly mechanism  Discovery of DDB1 as CUL4 linker  Discovery  of CAND1   Cullgen founded  ALK degrader  MEK degrader  1999  2005  2001  2003  2004  2006  2007  2008  2009  2020  2010  2015  2011  2012  2013  2014  2016  2017  2018  2019  2000  2002  2021  Viral hijacking of Cullin E3  Discovery of CRL4 assembly mechanism  PROTAC proposed  Thalidomide binding to CRBN  Discovery of IMiD mechanism  CRBN- and VHL-based PROTAC  1st PROTAC in clinical trail  MDM2-recruiting PROTAC  BIRC2-recruiting PROTAC  First structure of E3-PROTAC-substrate ternary complex  2022-2025  TRK degrader   BRAF degrader   EZH2 degrader   Opto-PROTAC  EGFR degrader  PRMT5 degrader  Folate-PROTAC  CDK4/6 degrader  TF-PROTAC  AKT degrader  WDR5 degrader  NSD3 degrader  JAK degrader   KEAP1 E3 ligand  P300/CBP degrader   Novel E3 ligand  AKT PROTAC  LDH degrader  NSD2 PROTAC  EGFR degrader  Bridged PROTAC  2026  1st PROTAC approved!  Yue Xiong  Jian Jin

 CDK2-Cyclin E Drives Solid Cancers and Breast Cancer Resistant to CDK4/6 Inhibitors  A. CDK2-cyclin E promotes cell proliferation and cancer development  B. Cyclin E is frequently amplified across multiple cancer types  C. Diverse CDK4/6i resistance converge on activation of CDK2/cyclin E  CCNE1 overexpression  Rb loss  PTEN loss  PI3K upregulation  MYC overexpression  CCNE1/2 amplification  CDK2/  cyclin E  CDK4/6i Resistance  CDK2-cyclin E1  Degraders  [1, 4, 5]   [2,4]   [2,5]   [2]   [3]   [4]   [1] Turner NC (2019) J Clin Oncol. PMID: 30807234  [2] Herrera-Abreu MT (2016) Cancer Res. PMID: 27020857  [3] Costa C (2020) Cancer Discov. PMID: 31594766  [4] Freeman-Cook (2021) Cancer Cell. PMID: 34520734  [5] Wander SA (2020) Cancer Discov. PMID: 32404308  Analyzed by cbioportal (TCGA, PanCancer)  CDK2-cyclin E degrader blocks feedback induction of cyclin E by CDK2 inhibition and achieves sustained suppression of cell proliferation

CDK2-Cyclin E Degrader for Treating *CCNE1*-amplified Solid Cancers and Breast Cancer Resistant to CDK4/6 Inhibitors

A. CCNE1 highly correlates with poor patient survival



Ovarian Cancer, TCGA
CCNE1-non amp(N=448)
CCNE1-amp(N=110)
Survival rate(%)
Years
Endometrial Carcinoma, TCGA
CCNE1-non amp(N=482)
CCNE1-amp(N=40)
Survival rate(%)
Years
PFS (%)
Time (months)
PALOMA-3 trial (n = 302)
Cyclin E1
Fulvestrant +
Low
Palbociclib (n = 103, mPFS: 14.1 m)
High:
Palbociclib (n = 91, mPFS: 7.6 m)
Low
Placebo (n = 48, mPFS: 4.8 m)
High:
Placebo (n = 60, mPFS: 4.0 m)

B. Deletion of CDK2/E1 re-sensitizes Palbo-resistant cells to Palbo



% Increase BrdU Incorporation Palbo 65nM
% Increase BrdU Incorporation Palbo 150nM
MCF7
T47D
MCF-7pR/ vehicle
MCF-7pR/ Palbo
Relative BrdUrd incorporation
***
siCON2
siCyclin D1
siCyclin E2
siCyclin E1
siCDK2

C. Target Product Profile

Indication	Solid tumors with *CCNE1* amplification (CCNE1^{amp}); HR+/HER2- breast cancer with CDK4/6i resistance;
Patient Population	Estimated in the US for 2024 by ACS (cancer.org) and cbioportal analysis of TCGA database ***CCNE1*^{amp} solid cancer: >25,000 new cases/year** • Ovarian cancer (19,680 new cases, 19% *CCNE1*^{amp}) • Endometrial cancer (67,880 new cases, 10.8% *CCNE1*^{amp}) • TNBC (62,144 new cases, 10.7% *CCNE1*^{amp}) • Esophagogastric cancer (49,260 new cases, 10.1% *CCNE1*^{amp}) • Non-small-cell lung cancer (187,664 new cases, 4% *CCNE1*^{amp}) • **HR+HER2- metastatic breast cancer with CDK4/6i resistance**: **~25,000 patients/year** (310,720 new cases of breast cancer, 73% are HR+, 20-30% with metastatic disease; 40-50% progression rate)
Current SOC (US)	• Chemotherapy/ADCs • Hormone therapy (ovarian, breast) • Immunotherapy (breast, esophagogastric) • Targeted therapy (e.g. CDK4/6i, HER2 mAb, PARPi)
Unmet Clinical Needs	• Chemo/ADCs/hormone/targeted therapy: drug resistance, side effects • Immunotherapy: low response rate as monotherapy
Clinical Position	• Solid tumors with CCNE1^{amp} • Breast cancer with CDK4/6i resistance
Biomarker	• CCNE1^{amp} • CDK4/6i resistant
Proof-of-concept Study	Phase 1a/1b with expansion cohorts in CCNE1^{amp} ovarian, endometrial, TNBC, esophagogastric cancer as monotherapy; Phase 1a/1b with expansion cohorts in CDK4/6i resistant HR+ breast cancer as monotherapy;

Gyre THERAPEUTICS

Turner NC (2019) J Clin Oncol. PMID: 30807234; Freeman-Cook (2021) Cancer Cell PMID: 34520734; Herrera-Abreu MT (2016) Cancer Res. PMID: 27020857
Howlader (2014) J Natl Cancer Inst PMID: 24777111; Gehrchen ML et al. BJC Rep. 2024 PMID: 39516670

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 CG923308 Induces Potent and Selective CDK2-Cyclin E Degradation in Multiple Cancer Types  No degradation against known IMiD neosubstrates (GSPT1, SALL4, IKZF1/3, ZFP91, CK1α, et al)  CCNE1-amp Gastric MKN1  CG923308 (nM)  0  1  3  10  30  100  CDK2  CyclinE1  β-actin  p-Rb  DC50 (nM)  CDK2  Cyclin E1  Cyclin E2  MKN1  <0.3  0.5  <0.3  OVCAR3  0.6  30  0.9  HCC1599  0.4  1.4  0.3  MCF7  0.7  8.1  2.6  HEK293T  0.9  6.7  1.6  A. Potent degradation of CDK2 and Cyclin E  B. Selective degradation of CDK2 and Cyclin E1  Cyclin E1: not identified in HEK293T  Degrader concentration: 100-fold of DC50  CyclinE2

 CG923308 Induced CDK2-Cyclin E Degradation Is Mediated Through Cullin, Proteasome and CRBN  CDK2  β-actin  CG923308 (nM)  Parental OVCAR3 cells  CRBN KO OVCAR3 cells  0  3  10  30  100  300  0  3  10  30  100  300  CRBN  p-Rb  1 Bortezomib: proteasome inhibitor  2 MLN4924: neddylation inhibitor  3 MG132: proteasome inhibitor  CDK2  Cyclin E1  CDK1  β-actin  MKN1  DMSO  CG923308  -  BTZ1  MLN2  MG3  -  BTZ1  MLN2  MG3  A. POI- and CRBN-dependent Ternary complex formation  B. Proteasome and Cullin-dependent degradation  C. CRBN-dependent degradation  Cyclin E1

 CG923308 Induces Senescence, Cell Cycle Arrest and Growth Inhibition of CCNE1-amp Solid Tumors  A. CG923308 induces cell senescence and cell cycle arrest at G1 in CCNE1-amp solid tumors   B. CG923308 induces potent and selective cell growth inhibition in CCNE1-amp solid tumors   CG923308  Gastric MKN1  DMSO  β-gal  Ovarian OVCAR3  CG923308  DMSO

CG923308 Induces Cell Senescence and Growth Inhibition of HR+/HER2- Breast Cancer Resistant to CDK4/6 Inhibitors

A. Abemaciclib-resistant, Rb-deficient MCF7 clones


Abemaciclib-resistant, Rb-deficient MCF7
DMSO
Abemaciclib
CG923308
β-gal


Abema-resistant
Normalized ell viability (%)
100
80
60
40
20
Abemaciclib - + -
CG923308 - - +

Characterization of Abemaciclib-resistant MCF7 clone (by WB):

- Loss of Rb
- Cyclin D1 upregulation
- Cyclin E1 upregulation

B. Palbociclib-resistant, Rb-deficient MCF7 clone


Palbo-resistant MCF7
Cell Viability (%)
125
100
75
50
25
0
-9
-8
-7
-6
-5
Compound, Log(M)
Palbociclib
INCB123667: 484nM
CG923308: 51nM


Palbo-resistant
Normalized cell viability (%)
100
80
60
40
20
Palbociclib - + -
CG923308 - - +

Characterization of Palbociclib-resistant MCF7 clone (by RNAseq):

- Loss of Rb
- CDK2 upregulation
- Cyclin E1 upregulation

Gyre THERAPEUTICS

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 CG923308 Shows Superiority Over Phase 2/3 CDK2 Inhibitors In Vitro  CG923308 overcomes feedback induction of cyclin E1  CG923308 induces deeper and more sustained pRb suppression  CG923308 induces more potent growth inhibition  CCNE1-amp Gastric MKN1 (nM)  CG923308  INCB123667  0  1  3  10  30  100  0  1  3  10  30  100  CDK2  Cyclin E1  p-Rb  GAPDH

CG923308 Is Orally Bioavailable Across Preclinical Species

A. CG923308 is orally bioavailable across preclinical species

	Mouse	Rat	Dog	Monkey
F%	>60	>60	>20	>15

PK/PD relationship



Concentration (ng/ml)
Relative CDK2 level (%)
100
75
50
25
0
0
4
8
12
16
20
24
Time point (h)

B. Orally administrated CG923308 induces CDK2-cyclin E degradation in tumors



HCC1599 Xenograft Tumor
Vehicle
Low dose
Medium dose
High dose
CDK2
Cyclin E1
p-Rb
β-actin

Gyre THERAPEUTICS
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CDK2-Cyclin E Degrader Shows More Potent In Vivo Anti-cancer Efficacy Over Phase 2/3 CDK2 Inhibitors in CDX Models  Vehicle’ and INCB123667 treatment were conducted in a separate experiment  B. CCNE1-amp MKN1 Gastric CDX  C. CCNE1-amp HCC1599 TNBC CDX  A. CCNE1-amp OVCAR3 Ovarian CDX  Vehicle’ and INCB123667 treatment were conducted in a separate experiment  All doses were well tolerated, with no significant body weight loss observed during the studies

 CDK2-Cyclin E Degrader Shows More Potent In Vivo Anti-cancer Efficacy Over Phase 2/3 CDK2 Inhibitors in PDX Models  All doses were well tolerated, with no significant body weight loss observed during the studies   B. Rb-deficient, CDK4/6i-resistant HR+HER2- Breast PDX   PDX was derived from a patient with HR+HER2- breast tumor resistant to Fulvestrant and CDK4/6 inhibitors  Vehicle’ and Palbociclib treatment were conducted in a separate experiment  A. Chemo-resistant CCNE1-amp TNBC PDX  PDX was derived from a patient with CCNE1-amp TNBC tumor resistant to chemo drugs

 CDK2-Cyclin E Degrader: A Potential Therapeutic for Multiple Solid Cancers  Cullgen has developed CDK2-cyclin E dual degraders that induce highly selective and potent targeted protein degradation  CDK2-cyclin E dual degrader induces senescence, cell cycle arrest and growth inhibition of CCNE1-amp solid tumors and HR+/HER2- breast tumor resistant to CDK4/6 inhibitors  CDK2-cyclin E dual degrader shows superiority over Phase 2/3 CDK2 inhibitors in vitro: 1) Degrader overcomes feedback induction of cyclin E1; 2) Degrader induces deeper and more sustained pRb suppression; 3) Degrader induces more potent growth inhibition on CCNE1-amp tumors  CDK2-cyclin E dual degrader is orally bioavailable across preclinical species  CDK2-cyclin E dual degrader shows more potent in vivo anti-cancer efficacy over Phase 2/3 CDK2 inhibitors in CCNE1-amp ovarian, gastric and TNBC CDX/PDX models and CDK4/6i-resistant HR+HER2- breast PDX model  CDK2-cyclin E dual degrader is well-tolerated in animals with sufficient therapeutic window  CDK2-cyclin E dual degrader has potential for the treatment of solid tumors with CCNE1 amplification and HR+/HER2- breast cancers with CDK4/6i resistance  Cullgen anticipates submitting an Investigational New Drug (IND) application for CG923308 in the first quarter of 2027

 Thank You!